UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2024, the Company’s Board of Directors authorized an amendment to the Company’s certificate of incorporation to amend and restate its Certificate of Designation of Series I 8% Redeemable Preferred Stock (“Amended and Restated Series I Certificate of Designation”) and authorized an amendment to the Company’s certificate of incorporation to amend and restate its Series J 8% Voting, Participating, Redeemable Preferred Stock (“Amended and Restated Series J Certificate of Designation”), both subject to the consent of a majority of the holders prior to effecting such amendments, consenting separately, of the holders of the Series I Preferred Stock and Series J Preferred Stock, respectively, which consents were received on August 28, 2024. On August 30, 2024, the Company filed both the Amended and Restated Series I Certificate of Designation and the Amended and Restated Series J Certificate of Designation with the Secretary of State of the State of Delaware.

The Amended and Restated Series I Certificate of Designation sets forth the preferences, rights and limitations of the Series I Preferred Stock, a summary of which is as follows:

Number of Shares: The number of shares designated as Series I Preferred Stock is 5,500 (which is not subject to increase without the written consent of a majority of the holders (each a “Holder”) of the Series I Preferred Stock or as otherwise set forth in the Certificate of Designation).

Par value: The par value of each share of Series I Preferred Stock is $0.001.

Stated Value: The initial Stated Value of each share of Series I Preferred Stock is $100.00.

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Dividend: The Company must pay a dividend on the Series I Preferred Stock at a rate per share (as a percentage of the Stated Value per share) of 8% per annum, payable annually within 15 calendar days of the end of each fiscal year of the Company, based on a 365-day year, in duly authorized, validly issued, fully paid and non-assessable shares of Series I Preferred Stock, which may include fractional shares of Series I Preferred Stock. Dividends shall accrue daily commencing on the Original Issue Date, as defined in the Amended and Restated Series I Certificate of Designation. The dividend to be paid at the end of the first fiscal year after closing and during the year of redemption may be a partial period.

Redemption: means the cancellation of the Series I Preferred Stock held by each holder at the time of the payment of the Eligible Payment Amount to such holders.

Eligible Payment: The Maximum Appreciated Price (unless a lesser price is agreed by the Corporation and the holder) multiplied by the number of shares of common stock corresponding to the number of Series I Preferred Shares divided by the Base Measurement Price multiplied by the Stated Value.

Eligible Payment Event: In addition to the Fundamental Transactions as defined in the Amended and Restated Certificate of Designation that may cause an Eligible Payment Event, if in any consecutive twelve (12) month period, which may not be a calendar year, any of the following events occur, such events shall cause an Eligible Payment: (i) any license, sublicense, joint venture or similar transaction resulting in one or more payments within any consecutive twelve (12) month period (which need not be a calendar year) which aggregate to a total of at least $15,000,000.00, or (ii) any milestone payment or series of milestone payments with respect to research and development within any consecutive twelve (12) month period (which need not be a calendar year) which aggregate to a total of at least $15,000,000.00, or (iii) receipt of royalties in any consecutive twelve month period (which need not be a calendar year) of at least $15,000,000.00 or (iv) any event or series of events resulting in the Corporation’s receipt of an amount deemed by the Corporation’s Board of Directors to establish an Eligible Payment Event but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

Base Measurement Price: means $0.0015 per share and shall be utilized to calculate the number of shares of common stock that would be issued if the shares of Series I Preferred Stock were to convert into common stock, even though such conversion does not take place, and shall be further used for measurement of the amount of Eligible Payment to be received by the holders of the Series I Preferred Stock in the event of an Eligible Payment Event.

Maximum Appreciated Price: means $0.02 per share of common stock or its equivalent for measurement purposes, even if not issued, or any lesser amount designated by a holder and agreed by the Corporation.

Voting Rights: Each share of Series I Preferred Stock shall be entitled to one vote for each share of Series I Preferred Stock and shall only vote as a class to the extent that under the Delaware General Corporation Law (“DGCL”) the vote of the holders of the Series I Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series I Preferred Stock. In addition to the above, any action that would reduce the rights or privileges of the Series I Preferred Stock will require an affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series I Preferred Stock.

Liquidation Preferences: Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), no distribution shall be made to the holders of any shares of capital stock of the Corporation unless, prior thereto, the holders of Series I Preferred Stock shall have received out of the available assets, whether capital or surplus, of the Corporation (i) an amount equal to 100% of the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series I Preferred Stock plus (ii) an amount equal to a pro rata portion of the Eligible Payment Amount less any stated amount already received, if any. The distribution shall result in a Redemption. If the assets of the Corporation shall be insufficient to pay in full such amounts due the holders of Series I Preferred Stock or any holders of another class that is parri pasu with the holders of Series I Preferred Stock (“Series I Pari Passu Holders”), then the entire assets shall be distributed ratably among the holders of Series I Preferred Stock and Series I Pari Passu Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full and such distribution shall result in a Redemption. A Fundamental Transaction, or a Change of Control Transaction as defined in the Amended and Restated Series I Certificate of Designation shall be deemed to be a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 30 calendar days prior to the payment date stated therein, to each Holder.

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Restrictions on Transfer: Except for transfers to an immediate family member or an Affiliate (as defined in the Amended and Restated Series I Certificate of Designation, and which includes trusts of which the holder or holders are grantors), holders of Series I Preferred Stock may not, directly or indirectly, give, sell, assign, pledge, encumber or otherwise dispose of, transfer or permit to be transferred any shares of Series I Preferred Stock held by such holder, and any such purported transfer would have no force or effect and would not be recognized by the Company.

THE FOREGOING SUMMARY OF THE PREFERENCES, RIGHTS, AND LIMITATIONS OF THE SERIES I PREFERRED STOCK IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AMENDED NAD RESTATED SERIES I CERTIFICATE OF DESIGNATION FOR THE SERIES I PREFERRED STOCK, WHICH IS FILED AS EXHIBIT 3.1 TO THIS CURRENT REPORT ON FORM 8-K.

The Series J Certificate of Designation sets forth the preferences, rights and limitations of the Series J Preferred Stock, a summary of which is as follows:

Number of Shares: The number of shares designated as Series J Preferred Stock is 15,000 (which is not subject to increase without the written consent of a majority of the holders (each a “Series J Holder”) of the Series J Preferred Stock or as otherwise set forth in the Series J Certificate of Designation).

Par value: The par value of each share of Series J Preferred Stock is $0.001.

Stated Value: The initial Stated Value of each share of Series J Preferred Stock is $100.00.

Dividend: The Company must pay a dividend on the Series J Preferred Stock at a rate per share (as a percentage of the Stated Value per share) of 8% per annum, payable annually within 15 calendar days of the end of each fiscal year of the Company, based on a 365-day year, in duly authorized, validly issued, fully paid and non-assessable shares of Series J Preferred Stock, which may include fractional shares of Series J Preferred Stock. Dividends shall accrue daily commencing on the Original Issue Date, as defined in the Series J Certificate of Designation. The dividend to be paid at the end of the first fiscal year after closing and during the year of Redemption may be a partial period.

Redemption: Redemption shall happen upon the payment of an Eligible Payment which takes place upon the occurrence of an Eligible Payment Event, as both terms are defined in the Series J Certificate of Designation.

Eligible Payment: The Maximum Appreciated Price, (unless a lesser price is agreed by the Corporation and the Holder) multiplied by the number of shares of common stock corresponding to the number of Series J Preferred Shares divided by the Base Measurement Price multiplied by the Stated Value.

Eligible Payment Event: “ In addition to the Fundamental Transactions that may cause an Eligible Payment Event as described in Section 5(b), if in any consecutive twelve (12) month period, which may not be a calendar year, any of the following events occur, such events shall cause an Eligible Payment: (i) any license, sublicense, joint venture or similar transaction resulting in one or more payments within any consecutive twelve (12) month period (which need not be a calendar year) which aggregate to a total of at least $20,000,000.00, or (ii) any milestone payments with respect to research and development within any consecutive twelve (12) month period (which need not be a calendar year) which aggregate to a total of at least $20,000,000.00, or (iii) receipt of royalties in any consecutive twelve month period (which need not be a calendar year) of at least $20,000,000.00 or (iv) any event or series of events resulting in the Corporation’s receipt of an amount deemed by the Corporation’s Board of Directors to establish an Eligible Payment Event but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

Base Measurement Price: means $0.002 per share and shall be utilized to calculate the number of shares of Common Stock that would be issued if the shares of Series J Preferred Stock were to convert into common stock, even though such conversion does not take place, and shall be used to determine the number of votes for the Series J Preferred Stock as well as for measurement of the amount of Eligible Payment to be received by the holders of the Series J Preferred Stock in the event of an Eligible Payment Event.

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Maximum Appreciated Price: means the lesser of (i) the closing price per share of common stock or its equivalent if the common stock is then listed or admitted to trading on a Nasdaq stock exchange or other stock exchange or over the counter market or other securities market which reports closing sale prices on the trading day on which an Eligible Payment Event is publicly announced prior to the opening of financial markets on such date, or the trading day following the public announcement of the Eligible Payment Event if announced after the opening of the financial markets on the date of the Eligible Payment Event, or (ii) the sum of any upfront payments and milestone amounts, if any associated with an Eligible Payment Event divided by the number of shares of Common Stock outstanding on such date, inclusive of any shares to be issued upon conversion of any convertible debt inclusive of accrued unpaid interest that is the subject of conversion notices received but not yet processed and inclusive of any shares of Common Stock issuable upon conversion of any convertible preferred stock inclusive of accrued dividends in-kind that are the subject of conversion notices received but not yet processed and shares of Common Stock issuable upon exercise of stock options or warrants that are the subject of exercise notices received but not yet processed or any securities convertible or exercisable into Common Stock for which notices of conversion or exercise have been received but not yet processed, or (iii) $0.03 (3 cents).”

Voting Rights: Each share of Series J Preferred Stock shall be entitled to that number of votes, which shall be eligible to vote along with the common stockholders, or, as the case may be, when voting as a class, that is equal to one hundred (100x) times the number calculated by dividing the number of shares of Series J Preferred Stock by the Base Measurement Price as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. To the extent that under the DGCL the vote of the holders of the Series J Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series J Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of holders of a majority of the outstanding Series J Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class or series. To the extent that under the DGCL holders of the Series J Preferred Stock are entitled to vote on a matter with holders of common stock, voting together as one class, each share of Series J Preferred Stock shall be entitled to the number of votes as described above.

Liquidation Preferences: Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), no distribution shall be made to the holders of any shares of capital stock of the Corporation unless, prior thereto, the Holders shall have received out of the available assets, whether capital or surplus, of the Corporation (i) an amount equal to 100% of the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series J Preferred Stock plus (ii) an amount equal to a pro rata portion of the Eligible Payment Amount, less any stated amount already received, if any, plus (iii) the pro rata amount when considered with all outstanding shares of common stock and any securities that may be convertible into, exercisable for or exchanged for common stock that have similar rites, of any remaining distribution. The distribution shall result in a Redemption. If the assets of the Corporation shall be insufficient to pay in full such amounts due the holders of Series J Preferred Stock or any holders of another class that is parri pasu with the holders of Series J Preferred Stock (“Series J Pari Passu Holders”), then the entire assets shall be distributed ratably among the holders of Series J Preferred Stock and the Series J Pari Passu Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction, a Change of Control Transaction, each as defined in the Series J Certificate of Designation, shall be deemed to be a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 30 calendar days prior to the payment date stated therein, to each holder of Series J Preferred Stock.

Restrictions on Transfer: Except for transfers to an immediate family member or an Affiliate (as defined in the Certificate, and which includes trusts of which the holders of Series J Preferred Stock or the holders of Series J Preferred Stock are grantors), holders of Series J Preferred Stock may not, directly or indirectly, give, sell, assign, pledge, encumber or otherwise dispose of, transfer or permit to be transferred any shares of Series J Preferred Stock held by such holder of Series J Preferred Stock, and any such purported transfer would have no force or effect and would not be recognized by the Company.

THE FOREGOING SUMMARY OF THE PREFERENCES, RIGHTS, AND LIMITATIONS OF THE SERIES J PREFERRED STOCK IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CERTIFICATE OF DESIGNATION FOR THE SERIES J PREFERRED STOCK, WHICH IS FILED AS EXHIBIT 3.2 TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Designation, Preferences, Rights and Limitations of Series I 8% Redeemable Preferred Stock
3.2	Amended and Restated Certificate of Designation, Preferences, Rights and Limitations of Series J 8% Voting, Participating, Redeemable Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2024	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer

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